EXHIBIT 10

                            STOCK PURCHASE AGREEMENT

                          SENIOR CARE INDUSTRIES, INC.
                             410 BROADWAY, 2ND FLOOR
                             LAGUNA BEACH, CA 92651

                                 PREFERRED STOCK
                                ---------------
                                   RESTRICTED

THIS PREFERRED STOCK PURCHASE AGREEMENT is made by and between Senior Care Industries, Inc., a Nevada corporation (the "Company"),and the undersigned persons who are signatories to this Agreement (the "Investors").

The Parties Hereby Agree as Follows:

1.       PURCHASE AND SALE

         1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Investors agree to surrender to the Company their common shares in Senior Care Industries, Inc. in return for one share of Series G Preferred stock. Subject to the applicable rules and regulations, the shares issued will be subject to Rule 144 restrictions.

         1.2 CLOSING. The issuance of the Series G Preferred shares shall be made as soon as practicable following the receipt by the Company of the Investors' Common shares.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company hereby represents and warrants to the Investors that:

         2.1 INCORPORATION. The Company is a corporation duly organized and validly existing, is in good standing under the laws of the state of Nevada, has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted, and the Company is qualified as a foreign corporation in each jurisdiction where the failure so to qualify would have a material adverse effect on its business or operations.

         2.2 DESCRIPTION OF SERIES G PREFERRED. Each share of Series G Preferred stock shall be convertible into 60 shares of Common stock in the Company on the following schedule: 20% of the number of preferred shares owned shall become convertible on each anniversary date of the date of the issuance of the Preferred shares.

         2.3 AUTHORIZATION. All corporate action on the par of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Shares being sold hereunder has been or shall be taken prior to the Closing, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company. Issuance of the Shares is not subject to preemptive rights or other preferential rights of any present or future stockholders in the Company.

         2.4 VALIDITY OF SECURITIES. The Shares to be purchased and sold pursuant to this Agreement, when issued, sold and delivered in accordance with its terms for the consideration expressed herein, shall be duly and validly issued.

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         2.5      GOVERNMENTAL CONSENTS. All consents, approvals orders,
                  authorizations or registration, qualification, designation and declaration or filing with and federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to, and be effective as of, the Closing or will be timely filed thereafter.

         2.6 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any provisions of its respective Certificate of Incorporation, its Bylaws, any material mortgage, indenture, lease, agreement or other instrument to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company . The execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such provision.

         2.7 Financial Statements. The Company has true and complete copies of the following financial statements for the Company on a consolidated basis.

                  (a.) All such financial statements have been prepared in conformity with generally-accepted accounting principles applied on a basis consistent with prior periods (except for the omission of notes to the certified financial statements), fairly present the consolidated financial condition of the Company as of dates thereof, and the consolidated results of operations of the Company for the periods indicated, and, in the case of certified statements, subject to normal and recurring year-end adjustments.

                  (b.) Specifically, without limitation, such financial statements reflect, as of their respective dates, all material accrued liabilities and adequate reserves for all material unaccrued liabilities and for all reasonably anticipated material losses of the Company. The books of account of the Company fully and fairly reflect all of the transactions of such companies and are complete and accurate.

                  (c.) The Company is not subject to any undisclosed material liability not (i) reflected in its certified financial statements referred to above or in the notes to the financial statements or (ii) incurred in the ordinary course of business since December 31, 2000. For purposes of this Agreement, all financial statements of the Company shall be deemed to include any notes to such financial statements.

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         Each of the Investors represents and warrants to the Company as follows:

         3.1 AUTHORIZATION. When executed and delivered by such Investor, this Agreement will constitute the valid and legally binding obligation of such Investor.

         3.2 Accredited Investor. Such Investor (other than those identified in writing to counsel for the Company prior to the Closing) is an "accredited investor" as that term is defined in Rule 501 promulgated under the Act.

4.       SECURITIES ACT OF 1933.

         4.1      INVESTMENT REPRESENTATION.

                  This Agreement is made with each of the Investors in reliance upon their respective representations to the Company, which by its acceptance hereof each of the Investors hereby confirms, that the Shares to be received will be acquired for investment for an indefinite period for its own account and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Agreement, each of the Investors further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the Shares or any Common Stock acquired on conversion of the Shares (all of such securities are hereinafter collectively referred to as the "Securities").

                  a. Each of the Investors understands that the Securities are not and may never be registered under the Act on the ground that the sale provided for in this Agreement and the issuance of securities is exempt pursuant to Section 4(2) of the Act an Rule 506 of Regulation D thereunder, and that the Company's reliance on such exemption is predicated on its representations set forth herein.

                  b. Each of the Investors agrees that in no event will it make a disposition of any of the Securities, unless the Securities shall have been registered under the Act, unless and until (i) it shall have notified the Company with a statement of the circumstances surrounding the proposed disposition and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that (A) such disposition will not require registration of such securities under the Act, and
                           (B) that appropriate action necessary for compliance with the Act has been taken. Notwithstanding the foregoing, each Investor may distribute any o the Securities to the owners of its equity.

                  c. Each of the Investors represents that it is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment and has been furnishe with.

                  d. Each of the investors understands that if a registration statement covering the Securities under the Act is not in effect when it desires to sell any of the Securities, it may be required to hold such Securities for an indeterminate period. Each of the Investors also acknowledges that it understands that any sale of the Securities which might b made by it in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

         4.2 LEGENDS. All certificates for the Securities shall bear substantially the following legend:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A 'NO-ACTION' OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

         4.3 RULE 144. The Company covenants and agrees that: (i) at all times while it is subject to the reporting requirements of
                  Section 13 or 15(d) of the Securities Exchange Act of 1934 it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Act; and
                  (ii) it will furnish the Investors upon request with all information about the Company required for the preparation and filing of Form 144.

5.       CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING.

         The obligations of the Investors under paragraphs 1.1 and 1.2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Paragraph 2 hereof, shall be true on and as of the Closing.

         5.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it on or before the Closing.

         5.3 COMPLIANCE CERTIFICATE. There shall have been delivered to each of the Investors a certificate, dated the Closing Date, signed by the Company's president, certifying that the conditions specified in paragraphs 5.1, 5.2, and 5.3, have been fulfilled.

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         5.5      PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions will be reasonably satisfactory in substance and form to the Investors and their counsel, and the Investors and their counsel will have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

6.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

         The obligations of the Company under paragraphs 1.1 and 1.2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

         6.1 WARRANTIES TRUE ON THE CLOSING DATE. The representations and warranties of each of the Investors contained in paragraphs 3 and 4 hereof shall be true on and as of the Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

7.       MISCELLANEOUS

         7.1 AGREEMENT IS ENTIRE CONTRACT. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of NEVADA, country of the UNITED STATES OF AMERICA.

         7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.4 TITLE AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

         7.5 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address or at such other address as such party may designate by ten (10) days advance written notice to the other party.

         7.6 FINDER'S FEE. Each party hereto represents that it is not, and will not be, obligated for any finder's fee or commission payable in cash in connection with this transaction. Each of the Investors hereby agrees to indemnity and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which any such Investor or any of its employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission and compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.7 LEGAL FEES AND EXPENSES. The Company agrees upon the Closing to pay its legal fees and expenses of counsel, incurred in connection with the negotiation and execution of this Agreement and related documents and with obtaining any governmental consents and taking such compliance actions, including, without limitation, securities law filing as are required in connection therewith.

         7.8 SURVIVAL OF WARRANTIES. The warranties and representations of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder.

         7.9 AMENDMENT OF AGREEMENT. Except as expressly provided herein, any provision of this Agreement may be amended or waived on behalf of all Investors by a written instrument signed by the Company and by Investors holding at least a majority of the aggregate of the shares of Common Stock issuable and issued upon conversion of the Shares.

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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed as of the day and year first above written.

         Date                                     Date
              -------------------------                 ------------------------
         Senior Care Industries, Inc.             INVESTOR

         By:                                      By:

         Mervyn Phelan, Sr.                       Individually

                     Number of Shares: ___________

                     Social Security No._____________________

                                             Address
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                                                     City, State, Zip